Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2023
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration and Evaluation Assets	Exploration and Evaluation AssetsAs at December 31, 2023, the Company has $29.9 million (2022 - $15.7 million) in exploration and evaluation assets, primarily related to three property option agreements. In order for the Company to acquire 100% of these properties, the Company will be required to complete certain drill programs, including a minimum of $15.5 million in exploration expenditures over the next three years. Depending on results of these exploration programs, further option payments to complete the acquisitions is required. In the event that the Company exercises its option to acquire 100% interest in these properties, the optioners are expected to retain net smelter royalties of up to 1.5%.